J.P. MORGAN SPECIALTY FUNDS

JPMorgan Market Neutral Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 27, 2015 to the Prospectus

and Summary Prospectus dated March 1, 2015, as supplemented

Effective immediately, the “Annual Fund Operating Expenses” and “Example” tables for the Fund in the Fund’s prospectus and summary prospectus are hereby replaced with the corresponding tables below:

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.25%	1.25%	1.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	3.14	3.00	2.94
Dividend Expenses on Short Sales	2.30	2.30	2.30
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.59	0.45	0.39
Acquired Fund Fees and Expenses	0.02	0.02	0.02

Total Annual Fund Operating Expenses	4.66	5.02	4.21
Fee Waivers and Expense Reimbursements[2]	(0.84)	(0.70)	(0.64)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	3.82	4.32	3.57

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 2.00% and 1.25%, respectively, of the average daily net assets. This contract cannot be terminated prior to 3/1/16 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	889	1,786	2,688	4,972
CLASS C SHARES ($)	533	1,444	2,454	4,978
SELECT CLASS SHARES ($)	360	1,220	2,095	4,342

SUP-MN-315

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	889	1,786	2,688	4,972
CLASS C SHARES ($)	433	1,444	2,454	4,978
SELECT CLASS SHARES ($)	360	1,220	2,095	4,342

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE